EXHIBIT 23.2

                    CONSENT OF LARRY O. DONNELL, C.P.A., P.C.

                           Larry O'Donnell, CPA, P.C.

Telephone: (303)745-4545                             2228 South Fraser Street
                                                     Unit 1
                                                     Aurora, Colorado 80014

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

I hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of B2Digital Incorporated, and in any related Prospectus, of my auditor's report dated August 1, 2005 accompanying the financial statements of B2Digital Incorporated included in their annual report on Form 10KSB for the year ended March 31, 2005.

/s/ Larry P. O'Donnell, CPA
Larry O'Donnell, CPA, P.C.

August 18, 2005